GOODWILL AND INTANGIBLE ASSETS - Summary of Estimated Annual Intangible Amortization (Detail) - USD ($) $ in Thousands	Mar. 31, 2021	Dec. 31, 2020	Dec. 31, 2019
Finite-Lived Intangible Assets, Net, Amortization Expense, Fiscal Year Maturity [Abstract]
2021		$ 176,890
2022		131,361
2023		102,474
2024		99,634
2025		91,948
Thereafter		561,803
Carrying Value	$ 1,118,579	$ 1,164,110	$ 1,069,401